UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 6, 2006

(Date of Report - Date of earliest event reported)

TRONOX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

(405)   775-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                Regulation FD Disclosure

At 3:00 p.m. (EST) on February 6, 2006, Tronox Incorporated will make available on its website at www.tronox.com presentation slides that will be used in a presentation by Thomas W. Adams, Chief Executive Officer of Tronox Incorporated.  To access the presentation slides select “INVESTOR RELATIONS” and “WEBCASTS & EVENTS”. The presentation slides are attached hereto as an exhibit and incorporated herein.

Item 9.01                Financial Statements and Exhibits

(c) Exhibits

99.1  Presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED

	By:	(Roger G. Addison)
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: February 6, 2006